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                                                                     EXHIBIT 4.1


                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

         EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of September 1, 1998, among Network Plus Corp., a Delaware corporation (the "Company"), Goldman, Sachs & Co., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Purchasers"), identified on Schedule I to the Purchase Agreement (as defined herein), of the 13-1/2% Series A Cumulative Preferred Stock due 2009 (the "Preferred Stock") of the Company.

         The Company proposes to issue and sell to the Purchasers upon the terms set forth in the Purchase Agreement the Shares (as defined herein). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Shares (as defined herein) as follows:

         1. Certain Definitions.

         For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

                  "Base Dividends" shall mean the dividends that would otherwise accumulate on the Shares under the terms thereof and the Certificate of Designation, without giving effect to the provisions of this Agreement.

                  The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

                  "Certificate of Designation" means the certificate of designation of the Company establishing the terms of the Preferred Stock.

                  "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

                  "Effective Period" shall have the meaning assigned thereto in
         Section 2(b) hereof.

                  "Effective Time", in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

                  "Exchange Offer" shall have the meaning assigned thereto in
         Section 2(a) hereof.

                  "Exchange Registration" shall have the meaning assigned thereto in Section 3(d) hereof.

                  "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

                  "Exchange Shares" shall have the meaning assigned thereto in
         Section 2(a) hereof.

                  The term "holder" shall mean each of the Purchasers and other persons who acquire Registrable Shares from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Shares.



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                  The term "person" shall mean a corporation, association,
         partnership, organization, business, limited liability company, individual, government or political subdivision thereof or governmental agency.

                  "Purchase Agreement" shall mean the Purchase Agreement, dated as of September 1, 1998, between the Purchasers and the Company relating to the Shares.

                  "Registrable Shares" shall mean the Shares; provided, however, that a Share shall cease to be a Registrable Share when (i) in the circumstances contemplated by Section 2(a) hereof, the Share has been exchanged for an Exchange Share in an Exchange Offer as contemplated in
         Section 2(a) (provided that any Exchange Share received by a broker-dealer in an Exchange Offer in exchange for a Registrable Share that was not acquired by the broker-dealer directly from the Company will also be a Registrable Share through and including the earlier of the 90th day after the Exchange Offer is completed or such time as such broker-dealer no longer owns such Share); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Share under the Securities Act has been declared or becomes effective and such Share has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Share is sold pursuant to Rule 144 (or any successor provision) under circumstances in which any legend borne by such Share relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company; (iv) such Share is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Share shall cease to be outstanding.

                  "Registration Default" shall have the meaning assigned thereto in Section 2(c) hereof.

                  "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

                  "Resale Period" shall have the meaning assigned thereto in
         Section 2(a) hereof.

                  "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Shares outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of a distribution (within the meaning of the Securities
         Act) of the Exchange Shares and (iv) a holder that is a broker-dealer, but only with respect to Exchange Shares received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Shares acquired by the broker-dealer directly from the Company.

                  "Rule 144", "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

                  "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

                  "Shares" shall mean, collectively, the 13-1/2% Cumulative Preferred Stock due 2009 of the Company to be issued and sold to the Purchasers, and securities issued in exchange therefor, as dividends thereon or in lieu thereof; provided, however, that, with respect to shares of Preferred Stock issued or issuable as dividends ("Dividend Shares") on shares of Preferred Stock, for purposes of the definition of Registrable Shares, (i) with respect to the Exchange Registration Statement, "Shares" shall only include Dividend Shares issued prior to the Effective Time of the Exchange Registration Statement and (ii) with respect to the Shelf Registration Statement, "Shares" shall only include Dividend Shares issued or issuable prior to the date that is 910 days after the Effective Time of the Shelf Registration Statement.

                  "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.



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                  "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

                  "Special Dividends" shall have the meaning assigned thereto in
         Section 2(c) hereof.

                  "Time of Delivery" shall mean September 3, 1998.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

         2. Registration Under the Securities Act.

         (a) Except as set forth in Section 2(b) below, the Company agrees to file under the Securities Act, as soon as practicable, but no later than 90 days after the Time of Delivery, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement", and such offer, the "Exchange Offer") any and all of the Shares for a like number of shares of preferred stock issued by the Company, which shares are substantially identical to the Shares (and are entitled to the benefits of a certificate of designation which is substantially identical to the Certificate of Designation or is the Certificate of Designation), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain registration rights, transfer restrictions and provisions for the additional dividends contemplated in Section 2(c) below (such new shares of preferred stock hereinafter called "Exchange Shares"). The Company agrees to use its best efforts to cause the Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 150 days after the Time of Delivery. The Exchange Offer will be registered under the Securities Act on the appropriate form required by the Commission and will comply with all applicable tender offer rules and regulations under the Exchange Act and all applicable federal and state securities laws. The Company further agrees to hold the Exchange Offer open for at least 30 days, use its best efforts to commence and complete the Exchange Offer no later than 45 days after such Registration Statement has become effective, and issue Exchange Shares for all Registrable Shares that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the Exchange Shares received by holders other than Restricted Holders in the Exchange Offer for Registrable Shares are, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act (except for the requirement to deliver a prospectus included in the Exchange Registration Statement applicable to resales by broker-dealers of Exchange Shares received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Shares other than those acquired by the broker-dealer directly from the Company), and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Shares for all outstanding Registrable Shares pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Shares for all Registrable Shares that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in connection with any resales of Exchange Shares by a broker-dealer, other than resales of Exchange Shares received by a broker-dealer pursuant to an Exchange Offer in exchange for Registrable Shares acquired by the broker-dealer directly from the Company, and
(y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Shares are first issued in the Exchange Offer and ending upon the earlier of (x) the expiration of the 90th day after the Exchange Offer has been completed or (y) such time as such broker-dealers no longer own any Registrable Shares. With respect to such Exchange Registration Statement, each broker-dealer that holds Exchange Shares received in an Exchange Offer in exchange for Registerable Shares not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.



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         (b) If prior to the time the Exchange Offer is completed existing
Commission interpretations are changed such that the shares of preferred stock received by holders other than Restricted Holders in the Exchange Offer for Registrable Shares are not or would not be, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act (except for the requirement to deliver a prospectus included in the Exchange Registration Statement applicable to resales by a broker-dealer of Exchange Shares received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Shares other than those acquired by the broker-dealer directly from the Company), in lieu of conducting the Exchange Offer contemplated by
Section 2(a), the Company shall use its best efforts to file under the Securities Act a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Shares, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). In addition, in the event that the Purchasers shall not have resold all of the Shares (other than Shares purchased by an affiliate of any Purchaser for investment purposes) initially purchased by them from the Company pursuant to the Purchase Agreement, prior to the consummation of the Exchange Offer, the Company shall file under the Securities Act as soon as practicable a Shelf Registration Statement, which if permitted by the Commission may be done by way of a post-effective amendment to the Exchange Registration Statement. The Company agrees to use its best efforts to cause the Shelf Registration Statement to become or be declared effective no later than 120 days after such Shelf Registration Statement is filed and to keep such Shelf Registration Statement continuously effective for a period (the "Effectiveness Period") ending on the earlier of (x) the second anniversary of the Effective Time (or such later date as determined by adding the number of days in all Information Delay Periods to the date of such second anniversary) or
(y) such time as there are no longer any Registrable Shares outstanding. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations promulgated thereunder for a shelf registration, and the Company agrees to furnish to the holders of the Registrable Shares copies of any such supplement or amendment to such registration statement prior to its being used or promptly following its filing with the Commission. Attached as Exhibit A hereto is a form of Notice of Registration Statement and Selling Securityholder Questionnaire to be completed by holders in connection with a Shelf Registration pursuant to this
Section 2(b), which may be amended or supplemented to the extent reasonably determined by counsel to the Company.

         (c) In the event that (i) the Company has not filed the Exchange Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (iii) the Exchange Offer has not been completed within 180 days after the Time of Delivery (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special dividends ("Special Dividends"), in addition to the Base Dividends, shall accumulate at a per annum rate of 0.50% on the Specified Amount (as defined in the Certificate of Designation) for the first 90 days of the Registration Default Period, at a per annum rate of 0.75% on the Specified Amount for the second 90 days of the Registration Default Period and at a per annum rate of 1.00% on the Specified Amount thereafter for the remaining portion of the Registration Default Period. The Special Dividends shall be payable in cash quarterly in arrears on each March 1, June 1, September 1 and December 1. Special Dividends, if any, shall be computed on the basis of a 360 day year of twelve 30-day months and the number of days actually elapsed.



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         (d) The Company shall use its reasonable best efforts to effect the transactions contemplated herein as so contemplated.

         (e) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

         (f) Notwithstanding anything to the contrary in this Agreement, including without limitation Section 2 and 3 hereof, if at any time prior to the expiration of the Effectiveness Period, outside counsel to the Company (which counsel shall be experienced in securities laws matters) has determined in good faith that it is reasonable to conclude that the filing of the Shelf Registration Statement or the compliance by the Company with its disclosure obligations in connection with such registration statement may require the disclosure of information which the Board of Directors of the Company has identified as material and which the Board of Directors has determined that the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Registration Statement or the Shelf Registration Statement for a period (an "Information Delay Period") expiring three business days after the earlier to occur of (A) the date on which such material information is disclosed to the public or ceases to be material or the Company is able to so comply with its disclosure obligations and Commission requirements or (B) 45 days after the Company notifies the Holders of such good faith determination. There shall not be more than four Information Delay Periods during the Effectiveness Period, and there shall not be two Information Delay Periods during any contiguous 135 day period.

         (g) The Company will give prompt written notice, in such manner prescribed by Section 9(c) hereof, to each holder of each Information Delay Period. Such notice shall be given as soon as practicable after the Board of Directors makes the determination referenced in Section 2(f). Such notice shall state to the extent, if any, as is practicable, an estimate of the duration of such Information Delay Period. Each holder, by his acceptance of any Registrable Shares, agrees that (i) upon receipt of such notice of an Information Delay Period it will forthwith discontinue disposition of Registrable Shares pursuant to the Shelf Registration Statement, and (ii) will not deliver any prospectus forming a part of the Shelf Registration Statement in connection with any sale of Registrable Shares, as applicable until the expiration of such Information Delay Period.

         (h) In the event the Company enters into an Information Delay Period, the Company will have no liability for failing to perform any obligations it may have pursuant to Section 2 and 3 of this Agreement during such delay period; provided, however, that nothing in Sections 2(f) through (h) shall prevent the provisions of Section 2(c) of this Agreement from being operative and if Special Dividends are accruing at the commencement of an Information Delay Period or a Registration Default occurs during an Information Delay Period, Special Dividends shall continue to accumulate until the Registration Default giving rise to the accumulation of Special Dividends shall have been cured.

         3. Registration Procedures.

         (a)   (i)   In connection with the Exchange Offer, the Company shall
comply with all of the provisions of Section 3(d) and Section 3(e) below, shall use its best efforts to effect such exchange to permit the sale of Registrable Shares being sold in accordance with the intended method or methods of distribution thereof, and, prior to effectiveness of the Exchange Offer Registration Statement, shall, if required by the Commission, provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), MORGAN STANLEY AND CO., INC. (available June 5, 1991) and (B) including a representation that the Company has not entered into any arrangement or understanding with any person to distribute the Exchange Shares to be received in the Exchange Offer and, if true, that, to the best of the Company's information and belief, each holder participating in the Exchange Offer is acquiring the Exchange Shares in its ordinary



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course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Shares received in the Exchange Offer.

               (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each holder of Registrable Shares shall furnish, upon the request of the Company, prior to the consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Shares to be issued in the Exchange Offer and (C) it is acquiring the Exchange Shares in its ordinary course of business. In addition, all such holders of Registrable Shares shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each holder hereby acknowledges and agrees that any broker-dealer and any such holder, in either case, using the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in MORGAN STANLEY AND CO., INC. (available June 5, 1991) and EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling shareholder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Shares obtained by such holder in exchange for Exchange Shares acquired by such holder directly from the Company or an affiliate of the Company.

         If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

         (b) In connection with the Company's obligations with respect to the registration of Exchange Shares as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company shall, as soon as reasonably possible (or as otherwise specified):

                  (i) prepare and file with the Commission, as soon as practicable, but no later than 90 days after the Time of Delivery, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Shares by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its best efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 150 days after the Time of Delivery;

                  (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in
         Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Shares with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Shares;

                  (iii) promptly notify the holders of Registrable Shares, the sales or placement agent, if any, and the managing underwriter or underwriters, if any and each broker-dealer that has requested copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or



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
         supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment thereto does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (iv) in the event that the Company would be required to issue the notice required by Section 3(b)(iii)(F) above, prepare and furnish without delay to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Shares during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; each holder of Registrable Shares agrees that upon receipt of any notice from the Company pursuant to Section 3(b)(iii)(C) or (F) hereof, such holder shall forthwith discontinue the disposition of Exchange Shares pursuant to the Exchange Registration Statement applicable to such Exchange Shares until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Exchange Shares at the time of receipt of such notice;

                  (v) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                  (vi) use its best efforts to (A) register or qualify the Exchange Shares under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a), to the extent required by such laws, no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Shares to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(b)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                  (vii) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Shares by broker-dealers during the Resale Period;

                  (viii) provide a CUSIP number for all Exchange Shares, not later than the applicable Effective Time;

                  (ix) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders as soon as practicable but no later than eighteen months after the effective date of such Exchange



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         Registration Statement, an earnings statement of the Company and any subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

         (c) In connection with the Company's obligations with respect to the Shelf Registration, if applicable, the Company shall use its best efforts to cause the Shelf Registration to permit the disposition of the Registrable Shares by the holders thereof in accordance with the intended method or methods of disposition thereof provided for in the Shelf Registration Statement. In connection therewith, the Company shall:

                  (i) prepare and file with the Commission, as soon as practicable, a Shelf Registration Statement on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Shares in accordance with the intended method or methods thereof, as specified in writing by the holders of the Registrable Shares, and use its best efforts to cause such Shelf Registration Statement to become effective no later than 120 days after such shelf registration statement is filed;

                  (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the holders of the Registrable Shares copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                  (iii) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Shares covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the holders thereof provided for in such Shelf Registration Statement;

                  (iv) provide (A) the holders of the Registrable Shares to be included in such Shelf Registration Statement, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof,
         (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the holders of such Registrable Shares the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto; it being understood that the participation by the holders of the Registrable Shares shall, to the greatest extent possible be coordinated by such one counsel;

                  (v) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(c)(iv) who shall certify to the Company that they have a current intention to sell the Registrable Shares pursuant to the Shelf Registration such financial and other information and books and records of the Company as reasonably requested, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement thereto, as the case may be, complies with applicable requirements of the Federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and; provided further, however, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated by a single firm designated by holders of a majority of the aggregate principal amount of Registrable Shares to be included in such offering;

                  (vi) promptly notify the selling holders of Registrable Shares, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such under writer for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(c)(xv) or Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                   (vii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                  (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder of Registrable Shares, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Shares, including information with respect to the principal amount of Registrable Shares being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Shares and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Shares to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (ix) upon request, furnish to each holder of Registrable Shares, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in
         Section 3(c)(iv) an executed copy (or,
         in the case of a holder of Registrable Shares, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of a holder of Registrable Shares, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Shares owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and, subject to Sections 2(a) and (b) and 3(c)(vi)(C), (E) and (F), the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Shares covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                  (x) use its best efforts to (A) register or qualify the Registrable Shares to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any holder of such Registrable Shares and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under
         Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Registrable Shares pursuant to such Shelf Registration Statement and
         (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Shares; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(e)(x), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                   (xi) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether Federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Shares;

                  (xii) cooperate with the holders of the Registrable Shares and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Shares to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Shares;

                  (xiii) provide a CUSIP number for all Registrable Shares, not later than the applicable Effective Time;

                  (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements

         (each of which shall be in customary form), as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any holders of Registrable Shares aggregating at least a majority in aggregate principal amount of the Registrable Shares at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Shares; provided, that the Company shall not be required to enter into any such agreement more than once with respect to all of the Registrable Shares and may delay entering into such agreement until the consummation of any underwritten public offering which the Company shall have then initiated;

                  (xv) whether or not an agreement of the type referred to in
         Section 3(e)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders of the Registrable Shares covered by such Shelf Registration and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of equity securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the placement or sales agent, if any, or as the managing underwriters, if any, or as any holders of at least 331/3% aggregate liquidation preference of the Registrable Shares at the time outstanding may reasonably request (provided, however, that any disputes among holders of Registrable Shares as to the contents of such opinion shall be resolved among such holders, and the Company shall not be required to obtain more than one customary opinion requested by such holders in connection with any transaction), addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Registrable Shares, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and any subsidiary; the qualification of the Company and any subsidiary, if any, to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(c)(xiv) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Registrable Shares; the absence of material legal or governmental proceedings involving the Company; the absence of govern mental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Shares, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section 3(c)(xiv) hereof, except such approvals as may be required under state securities or blue sky laws; the material compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein with the requirements of the Securities Act and the rules and regulations of the Commission thereunder; and, such counsel shall also state in such opinion that, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange
         Act) in each case, subject to reasonable and customary limitations and exceptions); (C) obtain a "comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling holders of Registrable Shares, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any holders of at least 331/3 aggregate principal amount of the Registrable Shares at the time outstanding (provided, however, that any disputes among holders of Registrable Shares as to the form or contents of such documents shall be resolved among such holders, and the Company shall not be required to deliver more than one set of customary documents and certificates in connection with any transaction) or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

                  (xvi) notify in writing each holder of Registrable Shares of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                  (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Shares or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Shares or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, cooperate with such broker-dealer in complying with the requirements of such Rules and By-Laws, including by
         (A) if such Rules or By-Laws shall so require, cooperate in the engaging of a "qualified independent underwriter" (as defined in the schedules thereto (or any successor thereto)) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Shares, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the price of such Registrable Shares, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

                  (xviii) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earnings statement of the Company and any subsidiary complying with
         Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

         (d) In the event that the Company would be required, pursuant to
Section 3(c)(vi)(F) above, to notify the selling holders of Registrable Shares, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, as applicable, the Company shall without delay prepare and furnish to each such holder, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Shares, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Shares agrees that upon receipt of any notice from the Company pursuant to Section 3(c)(vi)(C) or (F) hereof, such holder shall forthwith discontinue the disposition of Registrable Shares pursuant to the Shelf Registration Statement applicable to such Registrable Shares until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Shares at the time of receipt of such notice.

         (e) The Company may require each holder of Registrable Shares as to which any Shelf Registration pursuant to Section 2(b) is being effected to furnish to the Company such information regarding such holder and such holder's intended method of distribution of such Registrable Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of disposition of such Registrable Shares or omits to state any material fact regarding such holder or such holder's intended method of disposition of such Registrable Shares required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the disposition of such Registrable Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         4. Registration Expenses.

         The Company agrees to bear and to pay or cause to be paid promptly, upon request, all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses,
(b) all fees and expenses in connection with the qualification of the Shares for offering and sale under the State securities and blue sky laws referred to in
Section 3(c)(x) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the holders of such Registrable Shares may designate, including any reasonable fees and disbursements of counsel for the selling holders or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Shares for delivery and the expenses of photocopying any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Shares to be disposed of (including certificates representing the Shares), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Shares and the preparation of documents referred to in clause (c) above, (e) fees and expenses of the Transfer Agent for the Preferred Stock and, if required by the Transfer Agent, any agent of the Transfer Agent and any counsel for the Transfer Agent and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance), (h) any fees charged by securities rating services for rating the Shares, (i) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration and determination of their eligibility for investment under the "blue-sky" laws of such jurisdictions as any managing underwriters or the holders of such Registrable Shares may designate, including any reasonable fees and disbursements of one counsel for the selling holders or underwriters in connection with such "blue-sky" qualification and determination (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Shares or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid reasonably promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Shares being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Shares and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly).

         5. Representations and Warranties.

         The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Shares that:

                  (a) Each registration statement covering Registrable Shares and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(b) or Section 3(c) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Shares, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Shares pursuant to Section 3(c)(vi)(F) or Section 3(b)(iii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to
         Section 3(e) or Section 3(b)(iv) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(b) or Section 3(c) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a holder or holders of Registrable Shares expressly for use therein.

                  (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a holder or holders of Registrable Shares expressly for use therein.

                  (c) The compliance by the Company with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not (i) result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or its subsidiaries, (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary is bound or to which any of the property or assets of the Company or its Subsidiary is subject, or (iii) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Subsidiary or any of their properties other than, in the case of clauses (ii) and (iii) above, for any breach, default or violation which would not have a material adverse affect on the condition (financial or other), business, prospects (as set forth or incorporated by reference in the prospectus included in the applicable registration statement), affairs, management, financial position, shareholders' equity or results of operations of the Company and its Subsidiary taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Shares.

                  (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

         6. Indemnification.

         (a) Indemnification by the Company. The Company shall indemnify and hold harmless each of the holders of Registrable Shares included in a registration statement filed pursuant to Section 2(a) or 2(b) hereof, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Shares against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse such holder, such agent and such underwriter for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of a holder or holders of Registrable Shares expressly for use therein;

         (b) Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Registrable Shares in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Shares and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and in the case of a Shelf Registration Statement all other holders of Registrable Shares, against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Shares may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Shares pursuant to such registration.

         (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability hereunder to the extent it is not materially prejudiced as a result thereof (but shall relieve it from liability under Section 6(a) or 6(b), as the case may be, to the extent the indemnifying party is materially prejudiced) and in any event shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, and such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent (which consent shall not be unreasonably withheld) of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be required to indemnify any indemnified party for any amount paid or payable by such indemnified party in the settlement of any action, proceeding or investigation without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnifying party shall be required to indemnify an indemnified party for any amount paid or payable by such indemnified party in the settlement of any action, proceeding or investigation without the written consent of such indemnifying party, which consent shall not be unreasonably withheld.

         (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Shares (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this
Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Shares registered or underwritten, as the case may be, by them and not joint.

         (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this
Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

         7. Underwritten Offerings.

         (a) Selection of Underwriters. If any of the Registrable Shares covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate principal amount of the Registrable Shares to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

         (b) Number of Underwritten Offerings. The Company shall not be required, unless the Company's reasonable out-of-pocket expenses related thereto are reimbursed at closing of such offering by the selling shareholders, to facilitate more than two underwritten offerings requested by holders of Registrable Shares pursuant to this Agreement. Holders of a majority of the Registrable Shares to be included in any such underwritten offering may, at any time prior to the filing of a final prospectus relating to such offering, revoke their request for an underwritten offering by providing a written notice to the Company revoking such request and, if such holders reimburse the Company for all its reasonable out-of-pocket expenses incurred in connection with such proposed underwritten offering such request shall not be deemed an underwritten offering for purposes of the limitation in the first sentence of this Section 3(b); provided, however, that, if such revocation was based on the Company's failure to comply in any material respect with its obligations hereunder, such reimbursement shall not be required.

         (c) Participation by Holders. Each holder of Registrable Shares hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8. Rule 144.

         The Company covenants to the holders of Registrable Shares that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such holder to sell Registrable Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Shares in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether, to the best of its knowledge, it has complied with such requirements.

         9. Miscellaneous.

         (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant (other than with the written consent of the holders of at least a majority of the outstanding Registrable Shares), registration rights with respect to Registrable Shares or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

         (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of their respective obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the respective obligations of any other party under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

         (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at 234 Copeland Street, Quincy, MA 02169, Attention: Secretary, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: Jeffrey N. Carp, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Shares and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Shares shall acquire Registrable Shares, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Shares shall be held subject to all of the terms of this Exchange and

Registration Rights Agreement, and by taking and holding such Registrable Shares such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Shares subject to all of the applicable terms hereof.

         (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of the Purchasers or any holder of Registrable Shares, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Shares pursuant to the Purchase Agreement and the transfer and registration of Registrable Shares by such holder and the consummation of an Exchange Offer.

         (f) LAW GOVERNING. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

         (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

         (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the form of Shares) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority of the Registrable Shares at the time outstanding. Each holder of any Registrable Shares at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this
Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Shares or is delivered to such holder. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders whose Registrable Shares are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other holders whose Registrable Shares are not being tendered pursuant to such Exchange Offer may be given by the holders of at least a majority of the outstanding Registrable Shares being tendered or registered.

         (i) Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Shares shall be made available for inspection and copying on any business day by any holder of Registrable Shares for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Shares under the Shares and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above.

         (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         Agreed to and accepted as of the date referred to above.



                                           NETWORK PLUS CORP.


                                           By: /s/ ROBERT T. HALE, JR.
                                               ---------------------------------
                                               Name: Robert T. Hale, Jr.
                                               Title: President and CEO



                                           GOLDMAN, SACHS & CO.
                                           LEHMAN BROTHERS INC.
                                           MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED


                                           On behalf of each of the Purchasers,


                                           By: /s/ GOLDMAN, SACHS & CO.
                                               ---------------------------------
                                                (Goldman, Sachs & Co.)

                                                                       Exhibit A



                               NETWORK PLUS CORP.


                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                        DEADLINE FOR RESPONSE: [DATE](1)


                  The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Network Plus Corp. (the "Company") 13-1/2% Series A Cumulative Preferred Stock due 2009 (the "Shares") are held.

                  The Company is in the process of registering the Shares under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Shares included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Shareholder Questionnaire.

                  IT IS IMPORTANT THAT BENEFICIAL OWNERS OF THE SHARES RECEIVE A COPY OF THE ENCLOSED MATERIALS AS SOON AS POSSIBLE as their rights to have the Shares included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Shares through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Network Plus Corp., 234 Copeland Street, Quincy, MA 02169 (tel: 617-786-4000), Attention: Secretary.











-----------------
(1) Not less than 28 calendar days from date of mailing.

                               Network Plus Corp.

                        Notice of Registration Statement
                                       and
                        SELLING STOCKHOLDER QUESTIONNAIRE

                                     (Date)


                  Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement"), between Network Plus Corp. (the "Company") and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form [___] (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 13-1/2% Series A Cumulative Preferred Stock due 2009 (the "Shares"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

                  Each beneficial owner of Registrable Shares (as defined below) is entitled to have the Registrable Shares beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Shares included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Stockholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Shares who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as Selling Stockholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Shares.

                  Certain legal consequences arise from being named as a Selling Stockholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Stockholder in the Shelf Registration Statement and related Prospectus.

                  The term "REGISTRABLE SHARES" is defined in the Exchange and Registration Rights Agreement.

                                    ELECTION


                  The undersigned holder (the "Selling Stockholder") of Registrable Shares hereby elects to include in the Shelf Registration Statement the Registrable Shares beneficially owned by it and listed below in Item (c). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Shares by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Registration Rights Agreement, as if the undersigned Selling Stockholder were an original party thereto.

                  Upon any sale of Registrable Shares pursuant to the Shelf Registration Statement, the Selling Stockholder will be required to deliver to the Company and the Transfer Agent the Notice of Transfer set forth in Exhibit B to the Exchange and Registration Rights Agreement.

                  The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE


(a)  Full Legal Name of Selling Stockholder:

     ___________________________________________________________________________

     (i) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Shares Listed in Item (c) below:

     ___________________________________________________________________________

     (ii) Full Legal Name of DTC Participant (if applicable and if not the same as (i) above) Through Which Registrable Shares Listed in Item
            (c) below are Held:

     ___________________________________________________________________________


(b)  Address for Notices to Selling Stockholder:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     Telephone:        ________________________________

     Fax:              ________________________________

     Contact Person:   ________________________________


(c)  Beneficial Ownership of Shares:

     Except as set forth below in this Item (c), the undersigned does not beneficially own any Shares.

     (i)    Principal amount of Registrable Shares beneficially owned: _________

            CUSIP  No(s). of such Registrable Shares: __________________________

     (ii) Principal amount of securities other than Registrable Shares beneficially owned: ________________________________________________
            CUSIP No(s). of such other securities: _____________________________

     (iii) Principal amount of Registrable Shares which the undersigned wishes to be included in the Shelf Registration Statement: ________________

            CUSIP No(s). of such Registrable Shares to be included in the Shelf Registration Statement: ____________________________________________

(d)  Beneficial Ownership of Other securities of the Company:

     Except as set forth below in this Item (d), the undersigned Selling Stockholder is not the beneficial or registered owner of any other securities of the Company, other than the Shares listed above in Item (c).

     State any exceptions here:

(e)  Relationships with the Company:

     Except as set forth below, neither the Selling Stockholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

     State any exceptions here:

(f)  Plan of Distribution:

     Except as set forth below, the undersigned Selling Stockholder intends to distribute the Registrable Shares listed above in Item (c) only as follows (if at all): Such Registrable Shares may be sold from time to time directly by the undersigned Selling Stockholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Shares or otherwise, the Selling Stockholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Shares in the course of hedging the positions they assume. The Selling Stockholder may also sell Registrable Shares short and deliver Registrable Shares to close out such short positions, or loan or pledge Registrable Shares to broker-dealers that in turn may sell such securities.

     State any exceptions here:




















     By signing below, the Selling Stockholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

     In the event that the Selling Stockholder transfers all or any portion of the Registrable Shares listed in Item (c) above after the date on which such information is provided to the Company, the Selling Stockholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

     By signing below, the Selling Stockholder consents to the disclosure of the information contained herein in its answers to Items (a) through (f) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Stockholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

     In accordance with the Selling Stockholder's obligation under Section 3(e) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Stockholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

     (i)   To the Company:

           Network Plus Corp.
           234 Copeland Street
           Quincy, Massachusetts 02169
           Attention: Secretary
           Telephone: (617) 786-4000

     (ii)  With a copy to:

           Hale and Dorr LLP
           60 State Street
           Boston, MA 02109
           Attention: Jeffrey N. Carp
           Telephone: (617) 526-6000

     Once this Notice and Questionnaire is executed by the Selling Stockholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Stockholder (with respect to the Registrable Shares beneficially owned by such Selling Stockholder and listed in Item (c) above. This Agreement shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:  ________________


                                       _________________________________________
                                       Selling Stockholder
                                       (Print/type full legal name of beneficial owner of Registrable Shares)


                                       By: _____________________________________
                                           Name:
                                           Title:



PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA 02109
                           Attention: Jeffrey N. Carp
                           (617) 526-6000

                                                                       Exhibit B




NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Network Plus Corp.
c/o Transfer Agent
[name of Transfer Agent]
_________________________________
_________________________________

Attention:  Authorized Officer

         Re:   Network Plus Corp. (the "Company")
               13-1/2% Series A Cumulative Preferred Stock due 2009
               ----------------------------------------------------



Dear Sirs:

         Please be advised that _____________________ has transferred ___________ shares of the above-referenced Preferred Stock pursuant to an effective Registration Statement on Form [___] (File No. 333-____) filed by the Company.

         We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Preferred Stock is named as a "Selling Holder" in the Prospectus dated ___________, 199_ or in supplements thereto, and that the number of shares of Preferred Stock transferred are the shares of Preferred Stock listed in such Prospectus opposite such owner's name.

Dated:

                                             Very truly yours,



                                             __________________________________
                                             (Name)



                                             By: ______________________________
                                                   (Authorized Signature)